EXHIBIT 6(a)

               CONSENT OF ERNST & YOUNG LLP, INDEPENDENT AUDITORS

         We consent to the reference to our firm under the caption "Independent Auditors" and to the use of our report dated January 22, 1998 in this Amendment No. 1 to the Registration Statement (Form S-6 No. 333-44403) and related Prospectus of Delaware Group Tax-Exempt Trust, Series 13 dated January 22, 1998.



                                                               ERNST & YOUNG LLP


Philadelphia, Pennsylvania
January 22, 1998